UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2017

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas		77084-4947
(Address of principal executive offices)		(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2017, the Board of Directors (the “Board”) of RigNet, Inc. (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”). Article I, Section 1.7 of the Bylaws was amended to replace the current plurality-vote standard for uncontested director elections with a majority-vote standard, effective immediately. As a result, at each meeting of stockholders at which the election of a director is uncontested, a nominee will be elected as a director only if the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” the nominee’s election. Directors will continue to be elected by a plurality of the votes in contested elections. An election will be considered to be contested if the number of nominees exceeds the number of directors to be elected.

The Amendment also provides that the Board shall nominate for election or re-election as director, only candidates who tender prior to the meeting at which they are to be elected or re-elected, an irrevocable resignation that will be effective after the occurrence of both (i) the failure to receive the required votes and (ii) Board acceptance of such resignation. The Corporate Governance and Nominating Committee of the Board (the “Nominating Committee”) (or a similar committee) will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will either accept or reject the tendered resignation, taking into account the Nominating Committee’s (or similar committee’s) recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other public announcement), its decision regarding the tendered resignation within 90 days from the date of the certification of the election results.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete amendment of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K. A complete copy of the Bylaws, as amended, will be filed as an exhibit to the Company’s next periodic report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Bylaws of RigNet, Inc. dated November 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: November 15, 2017	By:	/s/ Charles E. Schneider
	Name:	Charles E. Schneider
	Title:	Senior Vice President & Chief Financial Officer